                                  EXHIBIT 10.14

      The Company has omitted from this Exhibit portions of the Lease for which the Company has requested confidential treatment from the Securities and Exchange Commission. The portions of the Lease for which confidential treatment has been requested have been deleted and marked with asterisks surrounded by brackets ([****]) and have been filed separately with the Securities and Exchange Commission.

                            THIRD AMENDMENT TO LEASE

      This THIRD AMENDMENT TO LEASE is made by and between David E. Clem and David M. Roby, Trustees of Fort Washington Realty Trust under Declaration of Trust dated June 19, 1995 and recorded with the Middlesex County (South District) registry of Deeds in Book 25422, page 360 (the "Landlord") and Vertex Pharmaceuticals Incorporated (the "Tenant").

      Reference is hereby made to that certain lease dated March 3, 1995, by and between Landlord's predecessor, Fort Washington Limited Partnership and Tenant with respect to a portion of the property (the "Premises") located at40 Erie Street, Cambridge, Massachusetts (the "Building"), as more particularly described in the lease, as amended by a First Amendment to Lease (the "First Amendment") and a Second Amendment to Lease (the "Second Amendment"). The lease, Fist Amendment to Lease and Second Amendment to Lease are herein collectively referred to as the "Lease".

      WHEREAS, the tenant has requested, and the Landlord has agreed, to further amend the Lease upon the terms and conditions set forth in this Third Amendment to Lease.

      WHEREAS, Landlord and Tenant desire to amend and modify the terms of the Lease and to ratify and confirm the terms of the Lease as amended by the First Amendment and the Second Amendment as more particularly set forth below.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and the legal sufficiency of which is hereby acknowledged, landlord and Tenant agree as follows:

      1. Each capitalized term which is used but not defined herein shall have the respective meaning ascribed thereto in the Lease.

      2. Section 1 of the Second Amendment (other than the last sentence thereof) is hereby deleted in its entirety.

      3. Effective as of October 1, 1998 (the "Effective Date"), the definition of the Premises set forth in the Lease shall be amended to include the addition of 41,132 r.s.f. of space (the "Additional Space") in the Building currently leased to Millennium Pharmaceuticals, Inc. ("Millennium"). See Exhibit A to the Second Amendment for the layout of the Additional Space.

      4. The first paragraph of Section 2 of the Second Amendment is hereby deleted in its entirety and the following is inserted in place thereof:

      The term "Additional Space Term" as used in the Lease shall mean the period commencing on the Effective Date and terminating on March 18, 2009.

      5. Section 5 of the Second Amendment is hereby deleted in its entirety and the following is inserted in place thereof:

      5. Commencing on the Effective Date and continuing throughout the Additional Space Term, Tenant shall pay to Landlord Annual Fixed Rent for the Additional Space in the amount of [**CONFIDENTIAL**], subject to adjustment as set forth in the Lease, including Sections 2 and 6 of the Second Amendment. The Annual Fixed Rent for the Additional Space shall be payable in equal monthly installments in advance on the first day of each month and pro-rated for any portion of a calendar month during the Additional Space Term. In accordance with the foregoing, Tenant shall pay [****] to Landlord on October 1, 1998 and on the first day of each month thereafter until adjustment of Annual Fixed Rent for the Additional Space as set forth in the Lease.

      6. Commencing on the Effective Date and continuing to and including March 18, 1999 (the "Parking Term"), Landlord hereby leases to Tenant and Tenant hereby leases from Landlord one hundred twenty (120) parking spaces (Tenant's Additional Parking Spaces") on the Lot upon the terms and conditions hereinafter set forth. Tenant shall pay to Landlord as Additional Rent, together with the payments of Annual Fixed Rent for the Additional Space [**CONFIDENTIAL**] per month for each of Tenant's Additional Parking Spaces, which amount shall be prorated for the month of March, 1999. Tenant shall have the right to sublease any of Tenant's Additional Parking Spaces to Millennium without the consent of Landlord, but Tenant shall remain liable for the monthly rental fee for Tenant's Additional Parking Spaces. Landlord reserves the right from time to time to alter or relocate any or all of Tenant's Additional Parking Spaces on or off the Lot, provided that the total number of parking spaces available to Tenant on or off the Lot is not decreased and any of Tenant's Additional Parking Spaces relocated off the Lot are located within one thousand (1000) feet of the Building, provided, however, that upon completion of construction by Landlord of the garage at 47 Erie Street, Cambridge, Massachusetts (the "Garage"), the completion of which is expected by March, 1999, any of Tenant's Additional Parking Spaces which have been relocated shall be located in the Garage for the remainder, if any, of the Parking Term.

      7. Landlord hereby represents and warrants that Landlord and Millennium have terminated Millennium's lease of the Additional Space and Tenant's Additional Parking Spaces effective as of the Effective Date.

      8. Anything in the Lease to the contrary notwithstanding (i) Landlord shall have no obligation to evict Millennium from the Additional Space or Tenant's Additional Parking Spaces or to dispossess Millennium thereof, (ii) Tenant may sublet all or such portion of the Additional Space to Millennium for the period commencing on the Effective Date and terminating on such date within the Term as Tenant and Millennium may agree and on such other terms and conditions as are consistent with and not in violation of the Lease and as Tenant otherwise may deem acceptable, (iii) Tenant may sublet all or such number of

Tenant's Additional Parking Spaces to Millennium for the period commencing on the Effective Date and terminating on or before March 18, 1999 and on such other terms and conditions as are consistent with and not in violation of the Lease, and (iv) any parking spaces subleased by Tenant to Millennium for any period after March 18, 1999 shall consist of parking spaces leased to Tenant pursuant to the Lease and shall not consist of any of Tenant's Additional Parking Spaces.

      9. Landlord shall have no liability or obligation to Tenant or Millennium with respect to matters set forth in a letter dated February 5, 1998 from Tenant to Mr. Dan Winny and a letter dated February 20, 1998 from Landlord to Millennium, copies of which are attached hereto as Exhibits A and B respectively, and incorporated herein by reference thereto, including without limitation, any work performed by or on behalf of Millennium with respect to the Additional Space, the restoration thereof and the replacement and/or storage of fixtures removed from the Additional Space by Millennium, and Tenant hereby releases Landlord from all such liabilities and obligations.

      10. The Lease, as amended hereby, is hereby ratified and confirmed in all respects.

Executed as of the 1st day of October, 1998:


                              LANDLORD:

                              FORT WASHINGTON REALTY TRUST


                              /s/ David E. Clem, Trustee
                              ------------------------------------------
                              David E. Clem, Trustee
                              And not individually


                              FORT WASHINGTON REALTY TRUST


                              /s/ David M. Roby
                              ------------------------------------------
                              David M. Roby, Trustee
                              And not individually


                              TENANT:

                              VERTEX PHARMACEUTICALS
                              INCORPORATED


                              By:   /s/ Richard H. Aldrich
                                    ------------------------------------
                              Name:
                              Title:

                                    EXHIBIT A

[VERTEX LOGO]  Vertex Pharmaceuticals Incorporated
               130 Waverly Street, Cambridge, MA  02139-4242
               Tel. 617-577-6000, Fax 617-577-6680
               http://www.vpharm.com

February 5, 1998

Mr. Dan Winny
C/o Lyme Properties/FWLP
P.O. Box 266
On the Common
Lyme, NH  03768

Dear Dan:

I am writing as a follow-up to various conversations and meetings regarding the proposed renovations to FWRC/40 Erie St. by Millennium Pharmaceuticals. By virtue of this letter, I am granting approval to proceed with the work as noted on the official contract drawings submitted. For reference, those drawings are as follows:

      Architectural A0, D01, D02, A01, A02, A03    Issued for Approval 1/23/98
      Plumbing P1.0, P1.1, P1.2                    Issued for Approval 1/28/98
      HVAC H1.1, H1.2                              Issued for Approval 1/28/98
      Electrical E1, E2, E3, E4                    Issued for Approval 1/28/98

Regarding the conditions for approval, I would include the following:

      1) All areas are to be 100% restored to the condition and function that was existing prior to this work being done. Restoration is to be the same specification as was existing.

      2) All fixtures that are removed will be inventoried and kept in secure off-site storage by Millennium. Vertex will approve the condition of the fixtures prior to going into storage and will also approve the condition when they return for installation to ensure that the fixtures have remained in the same condition while in storage. Millennium will be required to bear the cost of replacing any fixtures that are damaged while in storage.

      3) Any change orders to these plans must be approved by Vertex. We will provide approval within 24 hours of receipt of such changes.

      4) Millennium is to provide as-built drawings for this work within 30 days of completion of construction.

      5) Any interruption in building systems (electrical, fire alarms, plumbing etc.) that requires shutdowns that will affect Vertex must be requested for approval by Vertex no less than 48 hours in advance with either myself or Koji Kubota.

Please accept this letter as authorization to proceed from Vertex. If you need any further information, please let me know. I appreciate being kept up to date as the project progresses.

Sincerely,

/s/ Alfred Vaz, Jr.

Alfred Vaz, Jr.
Vice President Facilities & Operations

                                    EXHIBIT B

                          Fort Washington Realty Trust
                               Post Office Box 266
                            Lyme, New Hampshire 03768
                                Tel: 603-795-2129
                                Fax: 603-795-4789

February 20, 1998

Arthur Brunelle
Millennium Pharmaceuticals, Inc.
640 Memorial Drive
Cambridge, MA  02139-4815

Re:   Millennium Build-Out Changes at 40 Erie Street

Dear Arthur,

As required by the terms of your lease, the architectural and engineering drawings by D.T.S. Shaw and Associates dated 1/28/98 showing miscellaneous build-out changes have been reviewed by Vertex and by ourselves.

This letter constitutes approval to proceed with the work, subject to conditions. An approval letter from Vertex, dated 2/5/98 from Al Vaz, is attached. The conditions for approval are those listed 1 through 5 in the Vertex letter. You should pay particular attention to Item #3, relating to review of changes. Changes will also be reviewed by us, and as-build record drawings provided to us.

On a related matter, we have reviewed the submittal from D.T.S. Shaw dated 2/10/98 showing the revised location of the generator which is part of the previously reviewed computer room package (plan attached). This location is approved subject to details showing how the trailer is to be supported on the planting area, and to the same conditions relating to building penetrations and treatment of exterior exposed conduits which applied to the previous location. Again, complete restoration is required at the termination of your lease. All work must comply with all applicable codes, ordinances and regulations.

Sincerely,

/s/ David Clem

David Clem, Trustee
DEC:fp

Cc:  Al Vaz
     Janet Bush
     Chip Crane
     Gary Shaw

[VERTEX LOGO]  Vertex Pharmaceuticals Incorporated
               130 Waverly Street, Cambridge, MA  02139-4242
               Tel. 617-577-6000, Fax 617-577-6680
               http://www.vpharm.com

February 5, 1998

Mr. Dan Winny
C/o Lyme Properties/FWLP
P.O. Box 266
On the Common
Lyme, NH  03768

Dear Dan:

I am writing as a follow-up to various conversations and meetings regarding the proposed renovations to FWRC/40 Erie St. by Millennium Pharmaceuticals. By virtue of this letter, I am granting approval to proceed with the work as noted on the official contract drawings submitted. For reference, those drawings are as follows:

      Architectural A0, D01, D02, A01, A02, A03    Issued for Approval 1/23/98
      Plumbing P1.0, P1.1, P1.2                    Issued for Approval 1/28/98
      HVAC H1.1, H1.2                              Issued for Approval 1/28/98
      Electrical E1, E2, E3, E4                    Issued for Approval 1/28/98

Regarding the conditions for approval, I would include the following:

      1) All areas are to be 100% restored to the condition and function that was existing prior to this work being done. Restoration is to be the same specification as was existing.

      2) All fixtures that are removed will be inventoried and kept in secure off-site storage by Millennium. Vertex will approve the condition of the fixtures prior to going into storage and will also approve the condition when they return for installation to ensure that the fixtures have remained in the same condition while in storage. Millennium will be required to bear the cost of replacing any fixtures that are damaged while in storage.

      3) Any change orders to these plans must be approved by Vertex. We will provide approval within 24 hours of receipt of such changes.

      4) Millennium is to provide as-built drawings for this work within 30 days of completion of construction.

      5) Any interruption in building systems (electrical, fire alarms, plumbing etc.) that requires shutdowns that will affect Vertex must be requested for approval by Vertex no less than 48 hours in advance with either myself or Koji Kubota.

Please accept this letter as authorization to proceed from Vertex. If you need any further information, please let me know. I appreciate being kept up to date as the project progresses.

Sincerely,

/s/ Alfred Vaz, Jr.

Alfred Vaz, Jr.
Vice President Facilities & Operations

                 [GRAPHIC OF GENERATOR LOCATION PLAN, SCHEME 4]

                            FOURTH AMENDMENT TO LEASE

      This FOURTH AMENDMENT TO LEASE (this "Fourth Amendment") is executed by and between David E. Clem and David M. Roby, Trustees of Fort Washington Realty Trust under Declaration of Trust dated June 19, 1995 and recorded with the Middlesex County (South District) Registry of Deeds (the "Registry") in Book 25422, Page 360 and filed with the Middlesex South Registry District of Land Court (the "Registry District") as Document No. 976230 (the "Landlord") and Vertex Pharmaceuticals Incorporated (the "Tenant").

      Reference is hereby made to that certain lease dated March 3, 1995, by and between Landlord's predecessor, Fort Washington Limited Partnership, and Tenant with respect to a portion of the property (the "Premises") located at 40 Erie Street, Cambridge, Massachusetts (the "Building"), as more particularly described in the lease, as amended by a First Amendment to Lease (the "First Amendment"), a Second Amendment to Lease (the "Second Amendment") and a Third Amendment to Lease (the "Third Amendment"). The lease, First Amendment, Second Amendment and Third Amendment are herein collectively referred to as the "Lease".

      WHEREAS, Landlord and Tenant desire to amend and modify the terms of the Lease and to ratify and confirm the terms of the Lease as amended by the First Amendment, the Second Amendment and the Third Amendment, as more particularly set forth below.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

      1. Each capitalized term which is used but not defined herein shall have the respective meaning ascribed thereto in the Lease.

      2. The definition of "Lot" as set forth in Section 1.1 of the Lease is hereby deleted and the following definition is hereby inserted in place thereof:

            The Land shown on Exhibit A-1 to this Fourth Amendment as the "Fort Washington Premises" and more particularly described on Exhibit A-2 to this Fourth Amendment, both of which are attached hereto and incorporated herein by reference thereto.

      3. Anything in the Lease to the contrary notwithstanding, references in the Lease to "Exhibit A-1" or "Exhibit A-2", including Section 1.2 of the Lease, shall mean Exhibit A-1 attached hereto and Exhibit A-2 attached hereto, respectively.

      4. Simultaneously with the execution hereof, Landlord and Tenant shall execute, acknowledge and deliver an Amended Notice of Lease in the form of Exhibit B attached hereto, which Landlord agrees to record with the Registry and file with the Registry District.

      5. The Lease, as amended hereby, is hereby ratified and confirmed in all respects.


      Executed under seal as of the 2nd day of February, 2000.

                            LANDLORD:

                            FORT WASHINGTON REALTY TRUST


                            /s/ David E. Clem, Trustee
                            ------------------------------------------------
                            David E. Clem, Trustee
                            And not individually


                            FORT WASHINGTON REALTY TRUST


                            /s/ David M. Roby
                            ------------------------------------------------
                            David M. Roby, Trustee
                            And not individually


                            TENANT:

                            VERTEX PHARMACEUTICALS
                            INCORPORATED



                            By:    /s/ Richard H. Aldrich
                                   -----------------------------------------
                            Name:  Richard H. Aldrich
                            Title: Senior Vice-President, Chief Business Officer

                                   EXHIBIT A-1

                      Plan Showing Fort Washington Premises
                                   (attached)

                                     [PLAN]

                            FIFTH AMENDMENT TO LEASE

      This FIFTH AMENDMENT TO LEASE (this "Fifth Amendment") is executed by and between David E. Clem and David M. Roby, Trustees of Fort Washington Realty Trust under Declaration of Trust, dated June 19, 1995 and recorded with the Middlesex County (South District) Registry of Deeds (the "Registry") in Book 25422, Page 360 and filed with the Middlesex South Registry District of the Land Court (the "Registry District") as Document No. 976230 (the "Landlord") and Vertex Pharmaceuticals Incorporated (the "Tenant").

       Reference is hereby made to that certain lease dated March 3, 1995, by and between landlord's predecessor, Fort Washington Limited Partnership, and Tenant with respect to a portion of the property (the "Premises") located at 40 Erie Street, Cambridge, Massachusetts (the "Building"), as more particularly described in the lease, as amended by a First Amendment to Lease (the "First Amendment"), a Second Amendment to Lease (the "Second Amendment"), a Third Amendment to Lease (the "Third Amendment") and a Fourth Amendment to Lease (the "Fourth Amendment"). The lease, First Amendment, Second Amendment, Third Amendment and Fourth Amendment are herein collectively referred to as the "Lease".

      WHEREAS, Landlord and Tenant desire to amend and modify the terms of the Lease and to ratify and confirm the terms of the Lease, as more particularly set forth below.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

      1. Each capitalized term which is used but not defined herein shall have the respective meaning ascribed thereto in the Lease.

      2. Effective as of May 1, 1999 (the "Amendment Effective Date"), the definition of Premises set forth in the Lease shall be amended to include the addition of 400 r.s.f. of space on the second floor of the Building (the "Infill Space"), which is more particularly shown as "AREA OF INFILL" on Exhibit A attached hereto and incorporated herein by reference thereto.

      3. From and after the Amendment Effective Date, (A) the term "Additional Space," as used in the Lease shall mean (i) the Infill Space and (ii) the Additional Space as defined and described in the Third Amendment, and (B) the terms and conditions of Section 2 of the Second Amendment, as amended by the Third Amendment, shall apply to the Infill Space as if originally included therein as part of the Additional Space.

      4. Effective as of the Amendment Effective Date, Section 5 of the Second Amendment, as amended by the Third Amendment, is hereby deleted in its entirety and the following is inserted in place thereof:

            Commencing on the Amendment Effective Date and continuing throughout the Additional Space Term (as such term is defined in the Third Amendment), Tenant shall pay to Landlord Annual Fixed Rent for the Additional Space in the amount of [**CONFIDENTIAL**], subject to adjustment as set forth in the Lease, including Section 2 and 6 of the Second Amendment. The Annual Fixed Rent for the Additional Space shall be payable in equal monthly installments in advance on the first day of each month and prorated for any portion of a calendar month during the Additional Space Term. In accordance with the foregoing, Tenant shall pay [**CONFIDENTIAL**] to Landlord on the Amendment Effective Date and on the first day of each month thereafter until adjustment of Annual Fixed Rent for the Additional Space as set forth in the Lease.

      5. The Lease, as amended hereby, is hereby ratified and confirmed in all respects.

      Executed under seal as of the 1st day of May, 1999.

                              LANDLORD:

                              FORT WASHINGTON REALTY TRUST


                              /s/ David E. Clem, Trustee
                              ------------------------------------------
                              David E. Clem, Trustee
                              And not individually


                              FORT WASHINGTON REALTY TRUST


                              /s/ David M. Roby
                              ------------------------------------------
                              David M. Roby, Trustee
                              And not individually


                              TENANT:

                              VERTEX PHARMACEUTICALS
                              INCORPORATED


                              By:    /s/ Richard H. Aldrich
                                     -----------------------------------
                              Name:  Richard H. Aldrich
                              Title: Senior Vice President

                                    EXHIBIT A

                            Plan Showing Infill Space
                                   (attached)

                                     [PLAN]